                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-2

                             NATHAN'S FAMOUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             NATHAN'S FAMOUS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6 1/2(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Dated Filed:

        ------------------------------------------------------------------------

                             NATHAN'S FAMOUS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 9, 2004

To our Stockholders:

     The Annual Meeting of Stockholders of NATHAN'S FAMOUS, INC. will be held on Thursday, September 9, 2004 at the Conference Room on the Lower Level at 1400 Old Country Road, Westbury, New York at 10:00 a.m. At the meeting, you will be asked to vote on:

     - The election of eight directors to the Board of Directors;

     - Any other matters that properly come before the meeting.

     If you are a stockholder of record at the close of business on July 16, 2004, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about July 26, 2004.

     Please sign, date and return the enclosed proxy as soon as possible so your shares may be voted as you direct.

                                          By Order of the Board of Directors,
                                          RONALD G. DEVOS
                                          Secretary

Dated: Westbury, New York
       July 26, 2004

                             NATHAN'S FAMOUS, INC.
                             1400 OLD COUNTRY ROAD
                            WESTBURY, NEW YORK 11590

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          THURSDAY, SEPTEMBER 9, 2004

     Our annual meeting of stockholders will be held on Thursday, September 9, 2004 at the Conference Room on the Lower Level at 1400 Old Country Road, Westbury, New York at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about July 26, 2004.

                               ABOUT THE MEETING

What is being considered at the meeting?

     You will be voting for the election of eight directors for a term of 1 year or until their successors are elected and qualified.

     In addition, our management will report on our performance during fiscal 2004 and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on July 16, 2004. Each share of stock is entitled to one vote.

How do I vote?

     You can vote in two ways:

     1. By attending the meeting; or

     2. By completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the polls close at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 718-921-8000.

Will my shares be voted if I do not provide my proxy?

     Yes, if they are held in a brokerage account. Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote customers unvoted shares, which are called "broker non-votes," on certain routine matters. Shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are also counted for purposes of establishing a quorum.

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of July 16, 2004 must be present at the meeting, in person or by proxy. This is referred to as a quorum. On July 16, 2004, we had 5,213,904 shares issued and outstanding, excluding treasury shares.

What vote is required to elect directors?

     Directors are elected by a plurality of the votes cast. Abstentions will have no effect on the voting outcome with respect to the election of directors.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Our Certificate of Incorporation presently provides for a Board of Directors consisting of not less than three nor more than twenty-seven directors. Our Board of Directors now consists of eight directors, as set forth below.

                                                            PRINCIPAL                        DIRECTOR
NAME                             AGE                       OCCUPATION                         SINCE
----                             ---                       ----------                        --------
Wayne Norbitz..................  56     President, Chief Operating Officer and Director        1989
Robert J. Eide(1)(2)...........  51     Chairman and Chief Executive Officer -- Aegis          1987
                                        Capital Corp.
Brian S. Genson(1)(2)..........  55     President -- Pole Position Investments                 1999
Barry Leistner(1)(2)...........  53     President and Chief Executive Officer -- Koenig        1989
                                        Iron Works, Inc.
Howard M. Lorber...............  55     President and Chief Operating Officer -- New           1987
                                        Valley Corp.
Donald L. Perlyn...............  61     President -- Miami Subs Corporation                    1999
A. F. Petrocelli...............  60     President and Chairman of the Board United             1993
                                        Capital Corp.
Charles Raich(1)...............  61     Managing Partner Raich, Ende, Malter & Co., LLP        2004

---------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     Unless you indicate otherwise, shares represented by executed proxies will be voted FOR the election as directors of the persons listed above. If any of them is unavailable, the shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

DIRECTOR BIOGRAPHIES

     The following is a brief account of our directors' business experience:

     ROBERT J. EIDE has been a director of Vector Group Ltd., a company engaged through its subsidiaries in the manufacture and sale of cigarettes in the United States and Russia, and VGR Holding, Inc., since November 1993. Mr. Eide has been the Chairman and Chief Executive Officer of Aegis Capital Corp., a registered broker-dealer, since 1984. Mr. Eide also serves as a director of Ladenberg Thalman Financial Services, Inc., an investment banking and brokerage firm.

     BRIAN S. GENSON has been President of Pole Position Investments, a company engaged in the motor sport business, since 1990. Mr. Genson also serves as a managing director of F1 Action located in Stanstead, England and is engaged in investing in the motor sport industry. Mr. Genson was also responsible for introducing Ben and Jerry's Ice Cream Company to the Japanese market. Mr. Genson previously served as a director of Nathan's from 1987 to 1989.

     BARRY LEISTNER has been President and Chief Executive Officer of Koenig Iron Works, Inc., a company engaged in the fabrication and erection of structural steel, since 1979. Mr. Leistner is also engaged in general construction and real estate development in New York.

     HOWARD M. LORBER has been Chairman of the Board since 1990, Chief Executive Officer since 1993 and a director since 1987. Mr. Lorber has been President and Chief Operating Officer of New Valley Corporation, a company engaged, through its subsidiaries, in the real estate business in the United States, since November 1994 and has served as a director of New Valley Corporation since 1991. Mr. Lorber has been President, Chief Operating Officer and a director of Vector Group Ltd., a holding company and an affiliate of New Valley Corporation, since January 2001. Mr. Lorber has been Chairman of the Board of Ladenberg Thalman Financial Services, Inc., an investment banking and brokerage firm, since May 2001. He has been the Chairman of Hallman & Lorber Associates, Inc., an employee benefit and pension consulting firm, and various affiliates, since 1975. Mr. Lorber has been a stockholder and registered representative of Aegis Capital Corp., a broker-dealer and member firm of the NASD, since 1984. Mr. Lorber also serves as a director of United Capital Corp., a manufacturing and real estate company, since May 1991and Prime Hospitality Corporation, an owner and operator of hotel properties, since May 1994. He is also a trustee of Long Island University.

     WAYNE NORBITZ has been an employee since 1975 and has been President since October 1989. He previously held the positions of Director of Operations, Vice President of Operations, Senior Vice President of Operations and Executive Vice President. Prior to joining us, Mr. Norbitz held the position of Director of Operations of Wetson's Corporation.

     DONALD L. PERLYN has been an Executive Vice President since September 2000. Prior to our merger with Miami Subs Corporation, Mr. Perlyn was a member of Miami Subs' board of directors. In July 1998, Mr. Perlyn was appointed President and Chief Operating Officer of Miami Subs and continues to serve in that capacity. Prior to July 1998, Mr. Perlyn had been Miami Subs' Executive Vice President of Franchise Development since March 1992. From September 1990 to February 1992, Mr. Perlyn served as Miami Subs' Senior Vice President of Franchising and Development. Between August 1990 and December 1991, he was Senior Vice President of Franchising and Development for QSR, Inc., one of Miami Subs' predecessors and an affiliate. Mr. Perlyn also serves as a director of IMSI, Inc., a software company, affiliated with DCDC, the former owner of Arthur Treacher's, Inc.

     A. F. PETROCELLI has been the Chairman of the Board, President and Chief Executive Officer of United Capital Corp., a company engaged in the ownership and management of real estate and the manufacture and sale of engineered products, for more than the last five years. Mr. Petrocelli is also a director of Prime Hospitality Corp., an owner and operator of hotel properties, since 1992 and Chairman, Chief Executive Officer and President since 1998. He is a director of Philips International Realty Corp., a real estate investment trust, since 1997 and a director of the Boyar Value Fund, Inc., a public mutual fund, since 1997.

     CHARLES RAICH has been the Managing Partner for more than the past five years of Raich, Ende, Malter & Co. LLP, an independent public accounting firm, which he founded in 1972. His early career includes positions at both Lybrand, Ross Brothers and Montgomery and Gruntal & Co. Mr. Raich is a graduate of Hofstra University and is a certified public accountant.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that each of Messrs. Eide, Genson, Leistner, Petrocelli and Raich are independent under Nasdaq Rule 4200.

DIRECTORS' COMPENSATION

     Directors who are not our employees receive an annual fee of $7,500 and a fee of $750 for each Board of Directors or committee meeting attended. In addition, members of committees of the Board of Directors also receive an annual fee of $1,000 for each committee on which they serve.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     There were four meetings of the Board of Directors during the fiscal year ended March 28, 2004. Each director attended or participated in all of the meetings of the Board of Directors and the committees thereof on which he served.

     For the fiscal year ended March 28, 2004, there were four meetings of the Audit Committee and one meeting of the Compensation Committee. Our Audit Committee is involved in discussions with our independent auditors with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditors. See "Audit Committee Report." A copy of our Audit Committee Charter is attached as Annex A to this proxy statement and is available on our website at www.nathansfamous.com.

     The Compensation Committee recommends to the Board of Directors executive compensation and the granting of stock options to key employees. See "Compensation Committee Report on Executive Compensation." A copy of our Compensation Committee Charter is attached as Annex B to this proxy statement and is available on our website at www.nathansfamous.com.

     To date, our company has not been required to have a standing nominating committee. Consequently, we had no such committee during fiscal 2004 and, accordingly, we have no nominating committee charter. Our entire Board of Directors, including all of our independent directors, participate in the consideration of director nominees and all of them approved the nominees for inclusion in this proxy statement.

STOCKHOLDER NOMINEES FOR DIRECTOR

     Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. Pursuant to our by-laws, in order to be timely, the notice must be delivered

     - in the case of an annual meeting, not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary date of the prior year's annual meeting, the notice must be received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us; and

     - in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

     The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of common stock of Nathan's which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Nathan's entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

POLICY FOR SHAREHOLDER COMMUNICATIONS

     Mail can be addressed to Directors in care of the Office of the Secretary, Nathan's Famous, Inc., 1400 Old Country Road, Suite 400, Westbury, NY 11590. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to each of the non-employee directors. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     Our Board of Directors encourages Director attendance at our Annual Meetings of Stockholders. All of our Directors attended last year's Annual Meeting.

                               SECURITY OWNERSHIP

     The following table sets forth as of July 9, 2004, certain information with regard to ownership of our common stock by (i) each beneficial owner of 5% or more of our common stock, based solely on filings made with the Securities and Exchange Commission; (ii) each director and executive officer named in the "Summary Compensation Table" below; and (iii) all of our executive officers and directors as a group:

                                                                 COMMON STOCK      PERCENT
NAME AND ADDRESS(1)                                           BENEFICIALLY OWNED   OF CLASS
-------------------                                           ------------------   --------
Steel Partners II L.P. .....................................      1,059,637          20.2%
Quest Equities Corp. .......................................        360,000           6.9%
Dimensional Fund Advisors Inc. .............................        332,400           6.4%
Lloyd I. Miller, III........................................        293,896           5.6%
Howard M. Lorber(2).........................................        973,079          16.6%
Wayne Norbitz(3)............................................        208,000           3.9%
Robert J. Eide(4)...........................................        159,220           3.0%
Barry Leistner(5)...........................................         84,167           1.6%
A. F. Petrocelli(5).........................................        132,667           2.5%
Donald L. Perlyn(6).........................................        204,225           3.8%
Brian S. Genson(7)..........................................         27,301         *
Charles Raich(8)............................................          5,510         *
Ronald G. DeVos(9)..........................................         85,833           1.6%
Donald P. Schedler(10)......................................         28,667         *
Directors and officers as a group (13 persons)(11)..........      1,853,667          28.0%

---------------
  *  Less than 1%

      (1) The addresses of the individuals and entities in this table are: Steel Partners II, L.P. 590 Madison Avenue, 32nd Floor, New York, New York 10022; Quest Equities Corp., 8 Old Canal Crossing, Farmington, Connecticut 06032; Lloyd I. Miller III, 4550 Gordon Drive, Naples, Florida 34102; Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401; Robert J. Eide and Howard M. Lorber, 70 East Sunrise Highway, Valley Stream, New York 11581; Barry Leistner, 223 West 19th Street, New York, New York 10011; Brian S. Genson, 100 Crystal Court, Hewlett, New York 11557; Donald L. Perlyn, 6300 N.W. 31st Avenue, Fort Lauderdale, Florida 33309; A. F. Petrocelli, 9 Park Place, Suite 401, Great Neck, New York 11021; Charles Raich, 90 Merrick Avenue, East Meadow, New York 11554; and Wayne Norbitz, Ronald G. DeVos and Donald P. Schedler, 1400 Old Country Road, Suite 400, Westbury, New York 11590.

      (2) Includes options exercisable within 60 days to purchase an aggregate of 481,667 shares and warrants exercisable within 60 days to purchase 150,000 shares. Also includes 75,000 shares owned by the Howard M. Lorber Irrevocable Trust, as to which Mr. Lorber disclaims beneficial ownership.

      (3) Includes options exercisable within 60 days to purchase 165,000 shares.

      (4) Includes options exercisable within 60 days to purchase 84,167 shares and 75,000 shares owned by the Howard M. Lorber Irrevocable Trust, for which Mr. Eide is trustee.

      (5) Includes options exercisable within 60 days to purchase 84,167 shares.

      (6) Includes options exercisable within 60 days to purchase 204,225 shares.

      (7) Includes options exercisable within 60 days to purchase 24,167 shares.

      (8) Shares owned by Raich, Ende, Malter & Co., LLP, of which Mr. Raich is managing partner.

      (9) Includes options exercisable within 60 days to purchase 85,833 shares.

     (10) Includes options exercisable within 60 days to purchase 26,667 shares.

     (11) Includes 443,609 shares beneficially owned by Messrs. Eide, Genson, Lorber, Perlyn, Petrocelli, Raich, Leistner, Norbitz, DeVos, Schedler, Gatoff, Paley and Watts after elimination of shares as to which beneficial ownership is shared by more than one member of this group (see notes 2 and 4, above), 1,260,058 shares subject to stock options exercisable within 60 days and 150,000 shares subject to warrants exercisable within 60 days by Mr. Lorber.

                                   MANAGEMENT

OFFICERS OF THE COMPANY

     Our executive officers are:

NAME                             AGE                    POSITION WITH THE COMPANY
----                             ---                    -------------------------
Howard M. Lorber...............  55    Chairman of the Board and Chief Executive Officer
Wayne Norbitz..................  56    President and Chief Operating Officer
Donald L. Perlyn...............  61    Executive Vice President
Carl Paley.....................  67    Senior Vice President -- Franchise and Real Estate
                                       Development
Ronald G. DeVos................  49    Vice President -- Finance, Chief Financial Officer and
                                       Secretary
Donald P. Schedler.............  51    Vice President -- Development, Architecture and Construction
Eric Gatoff....................  35    Vice President -- Corporate Counsel
Randy Watts....................  48    Vice President -- Franchise Operations

     CARL PALEY has been Senior Vice President-Franchise and Real Estate Development since April 1993. Mr. Paley initially joined us as Director of Franchise Development in May 1989 and was promoted to Vice
President -- Franchise Development in September 1989 before being promoted to Senior Vice President. From November 1985 to May 1989 he provided consulting services to franchise companies through Carl Paley Enterprises. Mr. Paley served as Vice President of Franchising of The Haagen-Dazs Shoppe Co., Inc. from June 1978 to November 1985. Prior to November 1985, Mr. Paley was a Vice President of Carvel Corporation and was responsible for marketing, public relations, advertising, promotions and training.

     RONALD G. DEVOS joined us as Vice President -- Finance and Chief Financial Officer in January 1995 and became Secretary in April 1995. Prior to January 1995, he was Controller of a large Wendy's franchisee, from June 1993 to December 1994. Mr. DeVos was Vice President -- Controller of Paragon Steakhouse Restaurants, Inc., a wholly owned subsidiary of Kyotaru Company Ltd., from May 1989 to October 1992, and Controller of Paragon Restaurant Group, Inc. and its predecessors, from October 1984 to May 1989. Mr. DeVos holds an M.B.A. from St. John's University and a B.A. from Queens College.

     DONALD P. SCHEDLER has been Vice President-Development, Architecture and Construction since January 2000. Mr. Schedler initially joined us in March 1989 as Director of Architecture and Construction and was made Vice
President -- Architecture and Construction in February 1991 before being promoted to his current position. Prior to March 1989, he was a Director of Construction for The Riese Organization, restauranteurs, from January 1988 to February 1989 and an Associate and Project Architect with Frank Guillot Architects, Ltd. from June 1985 to January 1988. Mr. Schedler is a registered architect in the states of Vermont and New York, and holds a B.A. degree in economics from Susquehanna University and a M.A. degree in architecture from Syracuse University.

     ERIC GATOFF joined us as Vice President and Corporate Counsel in October 2003. Prior to October 2003, Mr. Gatoff was a partner at Grubman Indursky & Schindler, P.C. , a law firm specializing in intellectual property, entertainment and media law. Mr. Gatoff is a member of the New York State Bar Association and holds a B.B.A. in Finance from George Washington University and a J.D. from Fordham University School of Law.

     RANDY K. WATTS was appointed Vice President of Franchise Operations in June, 2004. Mr. Watts initially joined us as a District Manager in May of 1993, was promoted to Director of Franchise Operations in September of 1997, and was made Senior Director of Franchise Operations in January of 2000 before being promoted to his current position. Prior to 1993, Mr. Watts was Regional Food Service Manager for McCrory Stores, where he worked from 1975-1993.

     For the biographies of Messrs. Lorber, Norbitz and Perlyn, please see "Proposal 1 -- Election of Directors -- Director Biographies."

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by us to our Chief Executive Officer and each of the four other highest paid executive officers for the three fiscal years ended March 28, 2004, March 30, 2003 and March 31, 2002:

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                                   ANNUAL COMPENSATION            -----------------------
                                          -------------------------------------   RESTRICTED   SECURITIES
NAME AND                         FISCAL                          OTHER ANNUAL       STOCK      UNDERLYING      ALL OTHER
PRINCIPAL POSITION                YEAR     SALARY     BONUS     COMPENSATION(1)    AWARD($)    OPTIONS(#)   COMPENSATION(2)
------------------               ------   --------   --------   ---------------   ----------   ----------   ---------------
Howard M. Lorber...............   2004    $      1   $250,000        $  --             --            --         $   540
  Chairman of the Board and       2003           1    250,000           --             --            --             492
  Chief Executive Officer         2002           1    250,000           --             --       100,000             725
Wayne Norbitz..................   2004    $275,000   $100,000        $  --             --            --         $14,041
  President and Chief             2003     275,000     65,000           --             --            --          13,184
  Operating Officer               2002     275,000     40,000           --             --        30,000          13,423
Donald L. Perlyn...............   2004    $200,000   $ 60,000        $  --             --            --         $ 4,790
  Executive Vice President        2003     200,000     50,000           --             --            --           4,897
                                  2002     200,000     13,333           --             --        17,500           5,855
Ronald G. DeVos................   2004    $155,000   $ 30,000        $  --             --            --         $ 1,601
  Vice President -- Finance and   2003     155,000     25,000           --             --            --           1,355
  Chief Financial Officer         2002     155,000     16,667           --             --        12,500           2,310
Donald P. Schedler.............   2004    $140,000   $ 25,000        $  --             --            --         $ 1,545
  Vice President -- Architecture  2003     140,000     15,000           --             --            --           1,480
  and Development                 2002     140,000     10,000           --             --        10,000           1,912

---------------

(1) Except where otherwise indicated, no other annual compensation is shown because the amounts of perquisites and other non-cash benefits provided by us do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

(2) The amounts disclosed in this column include our contributions on behalf of the named executive officer to the Nathans' 401(k) retirement plan and premiums for life and/or disability insurance, respectively, for fiscal 2004, for Mr. Lorber in the sums of $0 and $540, for Mr. Norbitz in the sums of $1,643 and $12,398, for Mr. Perlyn in the sums of $0 and $4,790, for Mr. DeVos in the sums of $1,061 and $540, and for Mr. Schedler in the sums of $1,005 and $540.

EMPLOYMENT CONTRACTS

     We entered into a new employment agreement with Howard M. Lorber, our Chairman and Chief Executive Officer, effective as of January 1, 2000. The agreement expires December 31, 2004. Pursuant to the agreement, Mr. Lorber receives a base salary of $1 and an annual bonus equal to 5 percent of our consolidated pre-tax earnings for each fiscal year, with a minimum bonus of $250,000. The agreement further provides for a three-year consulting period after the termination of employment during which Mr. Lorber will receive consulting payments in an annual amount equal to two-thirds of the average of the annual bonuses awarded to him during the three fiscal years preceding the fiscal year of termination of his employment. The employment agreement also provides for life insurance and for the continuation of certain benefits following death or disability. In connection with the agreement, we issued to Mr. Lorber 25,000 shares of common stock.

     In the event that Mr. Lorber's officer's employment is terminated without cause, he is entitled to receive his salary and bonus for the remainder of the contract term. The employment agreement further provides that in the event there is a change in the control, as defined in the agreement, Mr. Lorber has the option, exercisable within one year after such event, to terminate his employment agreement. Upon such termination, he has the right to receive a lump sum cash payment equal to the greater of (A) his salary and annual bonuses for the remainder of the employment term (including a prorated bonus for any partial fiscal year), which bonus shall be equal to the average of the annual bonuses awarded to him during the three fiscal years preceding the fiscal year of termination; or (B) 2.99 times his salary and annual bonus for the fiscal year immediately preceding the fiscal year of termination, as well as a lump sum cash payment equal to the difference between the exercise price of any exercisable options having an exercise price of less than the then current market price of our common stock and such then current market price. In addition, we will provide Mr. Lorber with a tax gross-up payment to cover any excise tax due.

     In December 1992, we entered into an employment agreement with Wayne Norbitz, for a term expiring on December 31, 1996, providing for an annual base salary of $288,750, as amended to date, and various benefits, including participation in our executive bonus program. The agreement also provides, among other things, that, if Mr. Norbitz is terminated without cause, we will pay Mr. Norbitz an amount equal to his then annual salary and benefits for a six-month period following delivery of the termination notice plus a severance benefit of one year's annual compensation. The agreement, as amended, provides that Mr. Norbitz shall have the right, exercisable for a six-month period, to terminate the agreement and receive an amount equal to three times his compensation during the most recent fiscal year, less $100, in the event of a change in control of the company. The employment agreement was extended through December 31, 1997, on the original terms and automatically renews for successive one year periods unless 180 days prior written notice is delivered to Mr. Norbitz. No such non-extension notice has been delivered to date.

     On September 30, 1999, Miami Subs entered into an employment agreement with Donald L. Perlyn, pursuant to the merger agreement, for a term expiring on September 30, 2003, under which he currently receives annual base compensation of $210,000, and certain other benefits, including participation in our executive bonus program. We guaranteed the obligations of Miami Subs under the agreement. The term of the agreement automatically extends for successive one year periods unless 180 days prior written notice is delivered by one party to the other. In the event that notice of non-extension is delivered, Mr. Perlyn is entitled to be paid an amount equal to his base salary as then in effect. The agreement also provides, among other things, that if Mr. Perlyn is terminated without cause, we will pay Mr. Perlyn an amount equal to three times his base salary as in effect at the time of his termination. The agreement provides that Mr. Perlyn shall have the right, exercisable for a thirty-day period, to terminate the agreement and receive an amount equal to three times his base salary, together with a pro rata portion of his bonus, for the most recent fiscal year, in the event of a change in control of Miami Subs. No non-extension notice has been delivered to date.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock options were granted to the officers named in the Summary Compensation Table during the fiscal year ended March 28, 2004.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning options exercised during the year ended March 28, 2004 by the executive officers named in the Summary Compensation Table and the value of unexercised options held by them as of June 28, 2004:

                                                         NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                        SHARES                               OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
                       ACQUIRED                           AT FISCAL YEAR END           AT FISCAL YEAR END(1)
                          ON                          ---------------------------   ---------------------------
NAME                   EXERCISE   VALUE REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   --------   -----------------   -----------   -------------   -----------   -------------
Howard M. Lorber.....      --                 --        631,667        33,333       $1,526,633       $91,667
Wayne Norbitz........      --                 --        165,000        10,000          405,245        27,500
Donald L. Perlyn.....      --                 --        204,225         5,833          564,025        16,042
Ronald G. DeVos......      --                 --         85,833         4,167          199,533        11,458
Donald P. Schedler...      --                 --         26,667         3,333           64,208         9,167

---------------

(1) Based upon the closing price of our common stock of $5.95 on March 26, 2004 (the last trading day in fiscal 2004).

STOCK OPTION AND OTHER PLANS

  1992 Stock Option Plan.

     In December 1992, in order to attract and retain persons necessary for our success, we adopted the 1992 Stock Option Plan, as amended, covering up to 525,000 shares of common stock, under which our officers, directors and key employees were eligible to receive incentive and/or non-qualified stock options. The 1992 Plan, which expired on December 2, 2002, provides that it will be administered by the Board of Directors or a committee designated by the Board of Directors which consists of "non-employee directors" as defined in the Securities Exchange Act of 1934. The Compensation Committee currently administers the 1992 Plan. The selection of participants, allotments of shares, determination of price and other conditions relating to options are determined by the Board of Directors, or a committee thereof, in the Board's sole discretion. Incentive stock options granted under the 1992 Plan are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the common stock on the date of the grant, except that the term of an incentive stock option granted under the 1992 Plan to a stockholder owning more than 10% of the outstanding common stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. At March 28, 2004, options for 338,000 shares, having an average exercise price of $3.9574 and exercisable for a ten-year period from their respective grant dates, had been granted and were outstanding under the 1992 Plan.

     Through July 9, 2004, 2,000 options granted under the 1992 Plan have been exercised, 176,166 options have been canceled, all of which have been reissued, and 185,000 options have lapsed since the inception of the Plan.

  Outside Director Plan.

     We adopted the Nathan's Outside Director Stock Option Plan as of June 1, 1994 which covers up to 200,000 shares of common stock. The primary purposes of the Outside Director Plan are to attract and retain well-qualified persons for service as directors of Nathan's and to provide our outside directors with the opportunity to increase their proprietary interest in Nathan's, and thereby to increase their personal interest in our success and further align their interests with the interests of our stockholders through the grant of options to purchase shares of common stock. Through July 9, 2004, options to purchase up to 200,000 shares of common stock have been issued, options to purchase 150,000 shares are outstanding, options to purchase 50,000 shares have been canceled and no options have lapsed under the Outside Director Plan. Since the Outside Director Plan is a formula plan which provided for grants only through June 1996, no additional shares may be granted under the Outside Director Plan.

     Under the Outside Director Plan, each Non-Employee director then serving received:

     - on September 8, 1994, the date on which the Outside Director Plan was approved by stockholders, options to purchase 25,000 shares of common stock at a price of $6.25 per share, which was the average of the mean between the last reported "bid" and "asked" prices of shares of common stock on the five trading days preceding June 1, 1994;

     - on June 1, 1995, options to purchase 12,500 shares of common stock at a price of $4.50 per share, which was the average of the mean between the last reported "bid" and "asked" prices of shares of common stock on the five trading days preceding June 1, 1995; and

     - on June 1, 1996, options to purchase 12,500 shares of common stock at a price of $3.40 per share, which was the average of the mean between the last reported "bid" and "asked" prices of the common stock on the five trading days immediately preceding June 1, 1996.

     Options awarded to each Non-Employee director vest over a period of two years, subject to forfeiture under conditions specified in the option agreements, and are exercisable by the non-employee director upon vesting. Accordingly, all of the options currently outstanding under the Outside Director Plan are now fully vested.

     The Board of Directors has the responsibility and authority to administer and interpret the provisions of the Outside Director Plan. The Board shall appropriately adjust the number of shares for which awards may be granted under the Outside Director Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in capitalization. The Board of Directors may at any time amend, rescind or terminate the Outside Director Plan, as it shall deem advisable; provided, however that:

     - no change may be made in awards previously granted under the Outside Director Plan which would impair participants' rights without their consent; and

     - no amendment to the Outside Director Plan shall be made without approval of Nathan's stockholders if the effect of the amendment would be to:

     - increase the number of shares reserved for issuance under the Outside Director Plan;

     - change the requirements for eligibility under the Outside Director Plan;
       or

     - materially modify the method of determining the number of options awarded under the Outside Director Plan.

  1998 Stock Option Plan

     In April 1998, our Board of Directors adopted the Nathan's Famous, Inc. 1998 Stock Option Plan, under which any of our directors, officers, employees or consultants, or those of a subsidiary or an affiliate, may be granted options to purchase an aggregate 500,000 shares of common stock. The 1998 Plan is to be administered by the Board of Directors of Nathan's; provided, however, that the Board may, in the exercise of its discretion, designate from among its members a compensation committee or a stock option committee consisting of no fewer than two "non-employee directors", as defined in the Securities Exchange Act of 1934. The Compensation Committee currently administers the 1998 Plan. Subject to the terms of the 1998 Plan, the Compensation Committee may determine and designate those directors, officers, employees and consultants who are to be granted stock options under the 1998 Plan and the number of shares to be subject to options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the committee shall also, subject to the express provisions of the 1998 Plan, have authority to interpret the 1998 Plan and to prescribe, amend and rescind the rules and regulations relating to the 1998 Plan. Only non-qualified stock options may be granted under the terms of the 1998 Plan. The exercise price for the options granted under the 1998 Plan will be not less than the fair market value on the date of grant. The option price, as well as the number of shares subject to the option, shall be appropriately adjusted by the committee in the event of stock splits, stock dividends, recapitalizations, and other specified events involving a change in Nathan's capital.

     On July 9, 2004, there were options outstanding to purchase an aggregate 500,000 shares of common stock with a weighted average exercise price of $3.3597, each of which has a term of ten years from its grant date are issued and outstanding. No options have lapsed since the inception of the 1998 Plan.

  2001 Stock Option Plan

     In September 2001, our stockholders approved the 2001 Stock Option Plan under which our employees, officers, directors and consultants, and those of our subsidiaries and affiliates, may be granted options to purchase an aggregate of 350,000 shares of our common stock. The 2001 Plan may be administered by the Board of Directors or a compensation committee, consisting of two or more members of the Board of Directors who are non-employee directors, as defined under the Securities Exchange Act of 1934. Our Compensation Committee administers the 2001 Plan. Subject to the terms of the 2001 Plan, the Board of Directors or the Committee may determine and designate those employees and consultants who are to be granted stock options under the 2001 Plan, the number of shares to be subject to such options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the Committee also, subject to the express provisions of the 2001 Plan, has the authority to interpret the 2001 Plan and to prescribe, amend and rescind the rules and regulations relating to the 2001 Plan. Only non-qualified stock options may be granted under the terms of the 2001 Plan. The exercise price for the options granted under the 2001 Plan will not be less than 85% nor greater than 110% of the fair market value of our common stock at the date of grant. The option price, as well as the number of shares subject to options granted or to be granted, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations and certain other events involving a change in our capital. Through July 9, 2004, 346,500 options were granted under the 2001 Plan which have an average exercise price of $3.7576 per share and 3,500 options remain available for grant.

  2002 Stock Incentive Plan

     In September 2002, our stockholders approved the 2002 Stock Incentive Plan under which our employees, officers, directors and consultants, and those of our subsidiaries and affiliates, may be granted awards of non-qualified stock options or shares of restricted stock. The maximum number of shares of common stock which may be issued under the 2002 Plan is 300,000 shares, including up to 100,000 shares of restricted stock. The 2002 Plan may be administered by the Board of Directors or a compensation committee, consisting of two or more members of the Board of Directors who are non-employee directors, as defined under the Securities Exchange Act of 1934. Our Compensation Committee administers the 2002 Plan. Subject to the terms of the 2002 Plan, the Board of Directors or the Committee may determine and designate those employees and consultants who are to be granted awards under the 2002 Plan, the number of shares to be subject to awards and, within the limits of the 2002 Plan, to set the terms of the awards. The Board of Directors or the Committee also, subject to the express provisions of the 2002 Plan, has the authority to interpret the 2002 Plan and to prescribe, amend and rescind the rules and regulations relating to the 2002 Plan.

     Only non-qualified stock options may be granted under the terms of the 2002 Plan. The exercise price for the options granted under the 2002 Plan will not be less than the fair market value of our common stock at the date of grant. The term of any option may not exceed ten years. Through July 9, 2004, 50,000 options were granted under the 2002 Plan having an exercise price of $5.62 per share and 250,000 options remain available for grant.

     Restricted stock is common stock that is not freely transferable to the participant until specified restrictions lapse or specified conditions are met. The 2003 Plan authorizes the issuance of up to a total of 100,000 shares of restricted stock. Restricted stock that is forfeited will not count against the limit on the maximum number of restricted shares. Restricted stock will be subject to such restrictions as the Committee may impose; provided, that the term of the restriction cannot be less than one year unless otherwise determined by the Committee. Unless otherwise provided by the Committee, upon termination of a participant's employment during the applicable restriction period for any reason other than death or disability, all shares of restricted stock still subject to restriction will be forfeited. Upon death or disability of a participant, awards will provide that the restrictions still in effect will immediately lapse and the person entitled to receive such shares under law will take them free and clear of any restriction.

     In the event of stock splits, stock dividends, recapitalizations and certain other events involving a change in our capital, the Committee shall, to the extent it deems appropriate, adjust the number of shares of stock issuable under the 2002 Plan, including those issued or to be issued under previously granted awards.

     Upon a change of control, as defined in the 2002 Plan, at the option of the Committee, all awards become vested immediately and all restrictions will lapse.

EQUITY COMPENSATION PLAN INFORMATION

                                                                                        NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE
                                           NUMBER OF SECURITIES                          FOR FUTURE ISSUANCE
                                            TO BE ISSUED UPON      WEIGHTED-AVERAGE         UNDER EQUITY
                                               EXERCISE OF         EXERCISE PRICE OF     COMPENSATION PLANS
                                           OUTSTANDING OPTIONS    OUTSTANDING OPTIONS   (EXCLUDING SECURITIES
                                               AND WARRANTS          AND WARRANTS           REFLECTED IN
              PLAN CATEGORY                        (A)                    (B)              COLUMN (A))(C)
              -------------                --------------------   -------------------   ---------------------
Equity compensation plans approved by
  security holders.......................       1,342,436               $4.3402                253,500
                                                ---------               -------                -------
Equity compensation plans not approved by
  security holders.......................         650,000               $3.3344                    -0-
                                                ---------               -------                -------
  Total..................................       1,992,436               $4.0120                253,500
                                                =========               =======                =======

 401(k) Savings Plan

     We sponsor a retirement plan intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986. All non-union employees over age 21 who have been employed by us for at least one year are eligible to participate in the plan. Employees may contribute to the plan on a tax deferred basis up to 15% of their total annual salary, but in no event more than the maximum permitted by the Internal Revenue Code ($16,000 in calendar 2004, including $3,000 catch-up contributions for employees 50 and over). Company contributions are discretionary. For the plan year ended December 31, 2003, we elected to make matching contributions at the rate of $.25 per dollar contributed by each employee vesting at the cumulative rate of 20% per year of service starting one year after commencement of service and, accordingly, after six years of an employee's service with us, matching contributions are fully vested. As of March 28, 2004, approximately 67 employees had elected to participate in the plan. For the fiscal year ended March 28, 2004, we contributed approximately $21,000 to the 401(k) plan, of which $1,643 was a matching contribution for Mr. Norbitz, $1,061 was a matching contribution for Mr. DeVos and $1,005 was a matching contribution for Mr. Schedler.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During fiscal 2004, our Compensation Committee consisted of Messrs. Eide, Leistner and Genson. None of the Compensation Committee members are employees of the Company or any of its subsidiaries.

     Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Stock Performance Graph and Audit Committee Report in this proxy statement are not incorporated by reference into any other filings with the SEC.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

POLICY

     Nathan's cash compensation package for its executive officers consists of two components: (1) base salary; and (2) annual performance-based bonuses. Nathan's also provides stock option grants to its executive officers as a means to promote ownership in the company.

     Nathan's Compensation Committee is composed of directors who are not employees of Nathan's. The Compensation Committee is responsible for the approval and administration of the base salary level and annual bonus compensation programs, as well as the grant of stock options to executive officers and other key employees. In determining executive compensation levels, the Compensation Committee considers salary and bonus levels which will attract and retain qualified executives when considered with the other components of

Nathan's compensation structure and rewarding executive officers for continuous improvement in their respective areas which contribute to continual increases in shareholder value.

     Nathan's philosophy for granting stock options is based on the principles of encouraging executive officers to remain with Nathan's and to encourage ownership in Nathan's. This provides executive officers with a long-term interest in Nathan's overall performance and gives them an incentive to manage with a view toward maximizing long-term shareholder value.

     Nathan's used the services of GK Partners, a compensation consulting firm, in establishing the compensation of Howard M. Lorber, the Chairman of the Board.

BASE SALARY

     The base compensation of each of Messrs. Lorber, Norbitz and Perlyn is established by contract. Messrs. Lorber and Norbitz annually assess the performance of all other executive officers and Nathan's financial results. Based on such assessment, Mr. Norbitz or Mr. Lorber may recommend salary increases. Any recommendations regarding officer compensation are subject to the terms of any existing employment agreements. Any salary increases are reviewed and subject to approval by the Compensation Committee.

     In determining executive officer salaries, the Compensation Committee reviews recommendations from Messrs. Lorber and Norbitz, including management's performance evaluations and Nathan's financial condition.

     For more information regarding the compensation and employment arrangements of Messrs. Lorber and Norbitz and other executive officers, see
"Management -- Employment Contracts".

ANNUAL BONUSES

     Executive officers and other key employees are eligible to earn annual bonuses.

     Management establishes performance goals for Nathan's growth and profitability. Based on these goals, management makes recommendations to the Compensation Committee as to the level of attainment of financial performance objectives necessary for bonus awards to be made to the executive officers. Management also evaluates whether each executive officer has met his specific objectives. These objectives are both quantitative in nature, such as sales and revenue goals and cost containment; and qualitative in nature, such as the development and retention of key personnel, assessment and development of quality products and services, and management effectiveness. The amount of the bonus paid to the executive for the prior fiscal year is also taken into consideration. If all of the company and individual goals are completely met, management generally recommends that the executive officer receive a bonus in an amount equal to or in excess of his prior year's bonus. To the extent either the company or the individual's goals are only partially met, management generally recommends that a lesser bonus be paid.

     At the end of each year, the Compensation Committee reviews the extent to which the company has actually attained its performance goals. The Compensation Committee also reviews recommendations by management regarding the extent to which each executive officer has met his individual objectives, regardless of whether such objectives are quantitative. The Committee makes its determination regarding executive officer bonuses based on the recommendations of management, the earnings of the company and taking into consideration the amount of the executive's bonus for the prior year. Specific relative weights are not assigned to each factor.

STOCK OPTION GRANTS

     Options to purchase common stock may be granted annually to executive officers and key employees under Nathan's various stock option plans. Grants are made at an option price of 100% of the market value on the date of grant. Nathan's philosophy in granting stock options is to increase executive officer ownership in Nathan's. Executive officers are incentivized to manage with a view toward maximizing long-term shareholder value. In determining the total number of options to be granted annually to all recipients, including executive officers, the Compensation Committee considers the number of options already held by the executive officer which are in or near-the-money and the performance of Nathan's during the immediately preceding year. During fiscal 2004, the Compensation Committee determined not to grant options to executive officers other than the grant of options to Eric Gatoff in order to induce him to enter into Nathan's employ.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Under the employment agreement between Nathan's and Howard M. Lorber, Chairman of the Board and Chief Executive Officer, Mr. Lorber receives a base salary of $1 and an incentive bonus equal to five percent (5%) of the company's consolidated pre-tax earnings, but no less than $250,000. In light of this employment agreement, the Compensation Committee was not required to make any decision regarding Mr. Lorber's cash compensation.

                                          The Compensation Committee:

                                          ROBERT J. EIDE, CHAIRMAN
                                          BARRY LEISTNER
                                          BRIAN S. GENSON

                             AUDIT COMMITTEE REPORT

     As required by its written charter, which sets forth its responsibilities and duties, a copy of which is attached to this proxy as Annex A, the Audit Committee reviewed and discussed the audited financial statements with Nathan's management and discussed with Grant Thornton LLP, Nathan's independent certified public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     The Audit Committee has received from Grant Thornton the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Grant Thornton that firm's independence. Based upon these discussions with management and the independent certified public accountants, the Audit Committee recommended to Nathan's that the audited consolidated financial statements for Nathan's be included in Nathan's Annual Report on Form 10-K for the fiscal year ended March 28, 2004 for filing with the Securities and Exchange Commission.

     The Audit Committee has also reviewed and discussed the fees paid to Grant Thornton during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees," and has determined that the provision of the non-audit services are compatible with the firm's independence.

                                          The Audit Committee:

                                          ROBERT J. EIDE, CHAIRMAN
                                          BARRY LEISTNER
                                          BRIAN S. GENSON
                                          CHARLES RAICH

INDEPENDENCE OF AUDIT COMMITTEE

     We have an Audit Committee established in accordance with Section 3(a)(58) of Exchange Act. In fiscal 2004 our Audit Committee consisted of Robert J. Eide (Chairman), Barry Leistner and Brian S. Genson. Mr. Raich became a member of our Audit Committee in June 2004. Each of the persons who served on the Audit Committee during fiscal 2004 and who currently serves on the Audit Committee is independent, as defined by Rule 4200(a)(15) of the NASD listing standards.

AUDIT COMMITTEE FINANCIAL EXPERT

     The Board has determined that Charles Raich, a member of the Audit Committee since June 2004, qualifies as an "audit committee financial expert," as defined by Securities and Exchange Commission rules, based on his education, experience and background.

                             AUDIT AND RELATED FEES

GENERAL

     We were billed by Grant Thornton LLP the aggregate amount of approximately $149,000 in respect of fiscal 2004 and $146,000 in respect to fiscal 2003 for fees for professional services rendered for the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q.

AUDIT-RELATED FEES

     We were billed by Grant Thornton LLP the aggregate amount of approximately $19,000 in respect of fiscal 2004 and $20,000 in respect to fiscal 2003 for fees for assurance and related services related to the performance of the audit. In fiscal 2004, audit-related fees were incurred for the stand-alone audit of certain of our subsidiaries in connection with the preparation of franchise offering circulars and research regarding certain critical accounting policies. In fiscal 2003, audit-related fees were incurred for the stand-alone audit of certain of our subsidiaries in connection with the preparation of franchise offering circulars and in connection with the review by Grant Thornton of our responses to certain SEC comments.

TAX FEES

     Grant Thornton LLP did not render any tax compliance, tax advice nor tax planning services for fiscal 2004 and 2003. Consequently, aggregate fees billed for tax compliance, tax advice and tax planning services rendered by Grant Thornton LLP for fiscal 2004 and 2003 were $0.

ALL OTHER FEES

     Grant Thornton LLP did not render any other services, other than as set forth above, for fiscal 2004 and 2003. Consequently, aggregate fees billed for all other services rendered by Grant Thornton LLP for fiscal 2004 and 2003 were $0.

PRE-APPROVAL POLICIES

     Our audit committee has not adopted any policies pursuant to which it has pre-approved the provision by Grant Thornton LLP of any audit or non-audit services.

     Our audit committee approved all of the services provided by Grant Thornton LLP and described in the preceding paragraphs.

                            STOCK PERFORMANCE CHART

     The following graph illustrates a comparison of cumulative stockholder return among Nathan's, Standard and Poors' 500 companies and Standard and Poors' restaurant companies for the period since March 1998 to our fiscal year end on March 28, 2004:

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                 AMONG NATHAN'S FAMOUS, INC., THE S&P 500 INDEX
                         AND THE S&P RESTAURANTS INDEX
(COMPARISON OF 5 YEAR)

                                                  NATHAN'S FAMOUS, INC.             S & P 500               S & P RESTAURANTS
                                                  ---------------------             ---------               -----------------
3/99                                                     100.00                      100.00                      100.00
3/00                                                     108.17                      117.94                       77.47
3/01                                                      96.14                       92.38                       64.11
3/02                                                      98.59                       92.60                       75.00
3/03                                                      97.79                       69.67                       51.24
3/04                                                     163.43                       94.14                       88.06

---------------
* $100 invested on 3/28/99 in stock or on 3/31/99 in index-including reinvestment of dividends.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file report of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NASD. These officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and NASD.

     Based solely on our review of the copies of the forms we have received, we believe that all our executive officers, directors and greater than ten percent of beneficial owners complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2004.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

     The Board of Directors has adopted a Code of Conduct applicable to our principal executive officer and senior financial officers. Pursuant to the Code of Conduct, our principal officer and senior financial officers agree to abide by principles governing their professional and ethical conduct. A copy of the Code of Conduct can be viewed on our website at www.nathansfamous.com.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Grant Thornton LLP acted as the Company's independent certified public accountants for the fiscal year ended March 28, 2004. A representative of Grant Thornton LLP is expected to be present at the annual meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     A copy of our Annual Report of Stockholders for the fiscal year ended March 28, 2004 has been provided to all stockholders as of July 16, 2004. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                           MISCELLANEOUS INFORMATION

MATTER TO BE CONSIDERED AT THE MEETING

     The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

COST OF SOLICITATION

     The cost of soliciting proxies in the accompanying form, which we estimate to be $25,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than March 28, 2005 to be included in the proxy statement for that meeting.

     In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 60 days and not more than 90 days prior to the first anniversary date for the previous year's annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     Pursuant to our by-laws, if notice of any stockholder proposal is received before June 11, 2005 or after July 11, 2005, then the notice will be considered untimely and we are not required to present such proposal at the 2005 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after July 14, 2005 at the 2005 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal.

     WE WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE, COPIES OF THE OUR ANNUAL REPORT ON FORM 10-K, UPON WRITTEN REQUEST DELIVERED TO RONALD G. DEVOS, SECRETARY, AT THE COMPANY'S OFFICES AT 1400 OLD COUNTRY ROAD, SUITE 400, WESTBURY, NEW YORK 11590.

                                          By Order of the Board of Directors,
                                          RONALD G. DEVOS
                                          Secretary

Dated: July 26, 2004
       Westbury, New York

                                                                       EXHIBIT A

                             NATHAN'S FAMOUS, INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the accounting and financial reporting processes of the Company,
(2) the integrity of the financial statements of the Company, (3) the independent auditor's qualifications and independence, (4) the performance of the Company's internal audit function and independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("the Commission") to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission.

     The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all audit and non-audit services and shall approve all engagement fees and terms. The Audit Committee shall consult with management but shall not delegate these responsibilities.

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, any internal auditors and the independent auditor in separate executive sessions.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

  Financial Statement and Disclosure Matters

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in management's discussion and analysis and the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (a) any significant changes in the Company's selection or application of accounting principles, (b) any major issues as to the adequacy of the Company's internal controls, (c) the development, selection and disclosure of critical accounting estimates, and (d) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

     4. Discuss with management and the Company's independent auditor:

          (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any material weaknesses in internal controls reported by management; and

          (b) Any significant changes in the Company's internal controls; and

          (c) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     Review disclosures made to the Audit Committee by the Company's CEO and CFO in connection with their certification of the foregoing for the Form 10-K and Form 10-Q.

     5. Discuss with management the Company's earnings press releases.

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

          (a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, any internal auditors or management.

          (b) The management letter provided by the independent auditor and the Company's response to that letter.

          (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     9. Discuss with the independent auditors the matters required to be discussed by Section 10A(k) of the Securities Exchange Act of 1934, as amended, as follows:

          (a) All critical accounting policies and practices to be used;

          (b) All alternative treatments of financial information, if any, within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

          (c) Other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

     10. Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

  Oversight of the Company's Relationship with the Independent Auditor

     11. Review and evaluate the lead partner of the independent auditor team.

     12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Company and (e) confirmation that their audit has been performed in accordance with the requirements of Section 10A of the Securities Exchange Act of 1934. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and any internal auditor. The Audit Committee shall present its conclusions with respect to any internal auditor to the Board.

     13. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     14. Confirm that the lead audit partner, and the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for in excess of the five previous fiscal years.

     15. Meet with the independent auditor prior to the audit to discuss the planning, scope and staffing of the audit.

  Compliance Oversight Responsibilities

     16. Obtain from the independent auditor assurance that Section 10A(b) (Required Response to Audit Committees -- Illegal Acts) of the Exchange Act has not been implicated.

     17. Obtain reports from management, any senior internal auditing executive and the independent auditor that the Company and any subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of ethics.

     18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

     19. Discuss with management, the independent auditors, the internal auditors and the Company's General Counsel as appropriate, any legal, regulatory or compliance matters that may have a material impact on the financial statements or compliance policies, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

  Complaints

     20. Establish procedures for:

          (a) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

          (b) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  General -- The Audit Committee shall:

     21. Make regular reports to the Board of Directors.

     22. Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

     23. Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

     24. Review and reassess the adequacy of this Committee and its Charter at least annually and recommend to the Board any changes the Committee deems appropriate.

     25. Perform any other activities consistent with this Charter, the Company's By-Laws and governing law as the Committee or the Board deems necessary or appropriate.

     26. Make available this Charter on the Company's website at www.nathansfamous.com as required by the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market.

  Limitation of Audit Committee's Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                       EXHIBIT B

                             NATHAN'S FAMOUS, INC.
                         COMPENSATION COMMITTEE CHARTER

PURPOSE

     The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's executive officers. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company.

     The Compensation Committee shall review and approve an annual report on executive compensation for inclusion in the Company's proxy statement.

COMMITTEE MEMBERSHIP

     The Compensation Committee shall consist of no fewer than three members. Each member of the Compensation Committee shall (i) qualify as independent under the requirements of the SEC and the Nasdaq Stock Market or such other market or exchange on which the Company's securities are listed or quoted; (ii) be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended; and (iii) be an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The members of the Compensation Committee shall be appointed by the Board. Compensation Committee members may be replaced by the Board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

      1. The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of Chief Executive Officer, senior executive or director compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

      2. The Compensation Committee shall annually review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer's performance in light of those goals and objectives and, subject to the terms of any employment contract, recommend to the Board the Chief Executive Officer's compensation levels based on this evaluation.

      3. The Compensation Committee shall regularly review and approve corporate goals and objectives relevant to compensation of executive officers other than the Chief Executive Officer.

      4. The Compensation Committee shall annually review and determine the annual and long-term incentive component of Chief Executive Officer and other executive officer compensation, including under incentive-compensation plans and equity-based plans and any special or supplemental benefits. In making such determinations, the Compensation Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers and other executive officers at comparable companies, the awards given to the Chief Executive Officer and other executive officers in past years and will take into account the terms of any employment agreements.

      5. The Compensation Committee shall periodically review and approve, for the Chief Executive Officer and the other executive officers of the Company, the terms of any employment agreements, severance arrangements, and change in control agreements/provisions, whether or not in writing.

      6. The Compensation Committee shall administer the Company's stock option and other equity-based plans.

      7. The Compensation Committee may form and delegate authority to subcommittees when appropriate.

      8. The Compensation Committee shall make regular reports to the Board.

      9. The Compensation Committee shall periodically review the compensation of Directors, and make recommendations to the Board as to any changes it deems appropriate.

     10. This Charter will be filed with the SEC as part of the Company's proxy statement and will also be available on the Company's website.

     11. The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

COMPENSATION PRINCIPLES

     The Committee will make compensation decisions based on the following principles:

     - Compensation arrangements will incentivize and encourage retention of those employees who enhance the Company's performance;

     - Compensation arrangements will promote ownership of the Company's stock and equity to align the interests of management and stockholders; and

     - Compensation arrangements will maintain an appropriate balance between base salary and long-term and annual incentive compensation.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                             NATHAN'S FAMOUS, INC.

                               SEPTEMBER 9, 2004




                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                           ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.



     Please detach along perforated line and mail in the envelope provided.


--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of the following nominees, as set forth in the proxy statement:

                               NOMINEES:
[ ] FOR ALL NOMINEES           O  Robert J. Eide
                               O  Brian S. Genson
[ ] WITHHOLD AUTHORITY         O  Barry Leistner
    FOR ALL NOMINEES           O  Howard M. Lorber
                               O  Wayne Norbitz
[ ] FOR ALL EXCEPT             O  Donald Perlyn
    (See instructions below)   O  A.F. Petrocelli
                               O  Charles Raich






INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
                                                                             [ ]
--------------------------------------------------------------------------------

2. Upon such other business as may properly come before the meeting

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED UNDER
ITEM 1. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH TO THE LEFT HEREOF.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.





Signature of Stockholder                                         Date:
                         ---------------------------------------       ---------

Signature of Stockholder                                         Date:
                         ---------------------------------------       ---------

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             NATHAN'S FAMOUS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Wayne Norbitz and Howard M. Lorber, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in NATHAN'S FAMOUS, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held September 9, 2004 and any adjournments thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)